Exhibit 13

POWER OF ATTORNEY

Know all men by these presents:

That I, CHRISTINE C. MARCKS, Chairman and President of the Board of Directors of Prudential Retirement Insurance and Annuity Company (“PRIAC”), do hereby make, constitute and appoint as my true and lawful attorneys in fact STEPHEN E. WIELER, THOMAS C. SCHIAFFO, JOHN M. EWING and ADAM SCARAMELLA or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PRIAC and filed with the Securities and Exchange Commission for the following:

Prudential Retirement Security Annuity IV (SEC File No. 333-162553), Prudential Retirement Security Annuity III, Prudential Retirement Security Annuity II (SEC File No. 333-145632), Prudential Retirement Security Annuity (SEC File No. 333-139334), and any group and individual annuity contracts, to the extent they represent participating interest in such annuities.

IN WITNESS WHEREOF, I have hereunto set my hand this 22 day of March, 2010.

/s/ CHRISTINE C. MARCKS
CHRISTINE C. MARCKS Chairman and President

POWER OF ATTORNEY

Know all men by these presents:

That I, BERNARD J. JACOB, Director, Treasurer and Chief Financial Officer of the Board of Directors of Prudential Retirement Insurance and Annuity Company (“PRIAC”), do hereby make, constitute and appoint as my true and lawful attorneys in fact STEPHEN E. WIELER, THOMAS C. SCHIAFFO, JOHN M. EWING and ADAM SCARAMELLA or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PRIAC and filed with the Securities and Exchange Commission for the following:

Prudential Retirement Security Annuity IV (SEC File No. 333-162553), Prudential Retirement Security Annuity III, Prudential Retirement Security Annuity II (SEC File No. 333-145632), Prudential Retirement Security Annuity (SEC File No. 333-139334), and any group and individual annuity contracts, to the extent they represent participating interest in such annuities.

IN WITNESS WHEREOF, I have hereunto set my hand this 23 day of March, 2010.

/s/ BERNARD J. JACOB
BERNARD J. JACOB Director, Treasurer and Chief Financial Officer

POWER OF ATTORNEY

Know all men by these presents:

That I, SCOTT E. GAUL, Director and Senior Vice President of Prudential Retirement Insurance and Annuity Company (“PRIAC”), do hereby make, constitute and appoint as my true and lawful attorneys in fact STEPHEN E. WIELER, THOMAS C. SCHIAFFO, JOHN M. EWING and ADAM SCARAMELLA or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PRIAC and filed with the Securities and Exchange Commission for the following:

Prudential Retirement Security Annuity IV (SEC File No. 333-162553), Prudential Retirement Security Annuity III, Prudential Retirement Security Annuity II (SEC File No. 333-145632), Prudential Retirement Security Annuity (SEC File No. 333-139334), and any group and individual annuity contracts, to the extent they represent participating interest in such annuities.

IN WITNESS WHEREOF, I have hereunto set my hand this 22 day of March, 2010.

/s/ SCOTT E. GAUL
SCOTT E. GAUL Director and Senior Vice President

POWER OF ATTORNEY

Know all men by these presents:

That I, JOHN J. KALAMARIDES, Director and Senior Vice President of Prudential Retirement Insurance and Annuity Company (“PRIAC”), do hereby make, constitute and appoint as my true and lawful attorneys in fact STEPHEN E. WIELER, THOMAS C. SCHIAFFO, JOHN M. EWING and ADAM SCARAMELLA or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PRIAC and filed with the Securities and Exchange Commission for the following:

Prudential Retirement Security Annuity IV (SEC File No. 333-162553), Prudential Retirement Security Annuity III, Prudential Retirement Security Annuity II (SEC File No. 333-145632), Prudential Retirement Security Annuity (SEC File No. 333-139334), and any group and individual annuity contracts, to the extent they represent participating interest in such annuities.

IN WITNESS WHEREOF, I have hereunto set my hand this 25 day of March, 2010.

/s/ JOHN J. KALAMARIDES
JOHN J. KALAMARIDES Director and Senior Vice President

POWER OF ATTORNEY

Know all men by these presents:

That I, GEORGE P. WALDECK, JR. a member of the Board of Directors of Prudential Retirement Insurance and Annuity Company (“PRIAC”), do hereby make, constitute and appoint as my true and lawful attorneys in fact STEPHEN E. WIELER, THOMAS C. SCHIAFFO, JOHN M. EWING and ADAM SCARAMELLA or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PRIAC and filed with the Securities and Exchange Commission for the following:

Prudential Retirement Security Annuity IV (SEC File No. 333-162553), Prudential Retirement Security Annuity III, and any group and individual annuity contracts, to the extent they represent participating interest in such annuities.

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of October, 2010.

/s/ George P. Waldeck, Jr.
George P. Waldeck, Jr.
Director

POWER OF ATTORNEY

Know all men by these presents:

That I, JAMES M. O’CONNOR, Director, Senior Vice President, and Chief Actuary of Prudential Retirement Insurance and Annuity Company (“PRIAC”), do hereby make, constitute and appoint as my true and lawful attorneys in fact STEPHEN E. WIELER, THOMAS C. SCHIAFFO, JOHN M. EWING and ADAM SCARAMELLA or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PRIAC and filed with the Securities and Exchange Commission for the following:

Prudential Retirement Security Annuity IV (SEC File No. 333-162553), Prudential Retirement Security Annuity III, Prudential Retirement Security Annuity II (SEC File No. 333-145632), Prudential Retirement Security Annuity (SEC File No. 333-139334), and any group and individual annuity contracts, to the extent they represent participating interest in such annuities.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of March, 2010.

/s/ JAMES M. O’CONNOR
JAMES M. O’CONNOR Director, Senior Vice President and Chief Actuary

POWER OF ATTORNEY

Know all men by these presents:

That I, SCOTT G. SLEYSTER, Director and Executive Vice President of Prudential Retirement Insurance and Annuity Company (“PRIAC”), do hereby make, constitute and appoint as my true and lawful attorneys in fact STEPHEN E. WIELER, THOMAS C. SCHIAFFO, JOHN M. EWING and ADAM SCARAMELLA or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PRIAC and filed with the Securities and Exchange Commission for the following:

Prudential Retirement Security Annuity IV (SEC File No. 333-162553), Prudential Retirement Security Annuity III, Prudential Retirement Security Annuity II (SEC File No. 333-145632), Prudential Retirement Security Annuity (SEC File No. 333-139334), and any group and individual annuity contracts, to the extent they represent participating interest in such annuities.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of March, 2010.

/s/ SCOTT G. SLEYSTER
SCOTT G. SLEYSTER Director and Executive Vice President

POWER OF ATTORNEY

Know all men by these presents:

That I, ROBERT MCLAUGHLIN, Controller and Vice President of Prudential Retirement Insurance and Annuity Company (“PRIAC”), do hereby make, constitute and appoint as my true and lawful attorneys in fact STEPHEN E. WIELER, THOMAS C. SCHIAFFO, JOHN M. EWING and ADAM SCARAMELLA or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PRIAC and filed with the Securities and Exchange Commission for the following:

Prudential Retirement Security Annuity IV (SEC File No. 333-162553), Prudential Retirement Security Annuity III, Prudential Retirement Security Annuity II (SEC File No. 333-145632), Prudential Retirement Security Annuity (SEC File No. 333-139334), and any group and individual annuity contracts, to the extent they represent participating interest in such annuities.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of March, 2010.

/s/ ROBERT MCLAUGHLIN
ROBERT MCLAUGHLIN Controller and Vice President